UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

Immunocore Holdings plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-39992	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Park Drive, Milton Park Abingdon, Oxfordshire, United Kingdom	OX14 4RY
(Address of principal executive offices)	(Zip Code)

+44 1235 438600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value GBP 0.002 per share	IMCR	The Nasdaq Stock Market LLC
Ordinary share, nominal value GBP 0.002 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 17, 2025, Immunocore Holdings plc (the “Company”) and U.S. Bank Trust Company, National Association, as trustee, entered into the first supplemental indenture (the “First Supplemental Indenture”), supplementing the indenture, dated February 2, 2024 (the “Indenture”) governing the Company's 2.50% Convertible Senior Notes due 2030 (the “Notes”), to add to the Indenture certain provisions relating to the Trust Indenture Act of 1939, as amended. A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1

On March 17, 2025, the Company filed a prospectus supplement (the “Prospectus Supplement”) to its effective registration statement on Form S-3ASR (File No. 333-278120) (the “Registration Statement”) with the U.S. Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the resale by the selling securityholders named therein of up to $150,000,000 aggregate principal amount of Notes held by such selling securityholders and the American Depositary Shares (“ADSs”) issuable upon conversion of the Notes, including the ordinary shares, nominal value £0.002 per share, represented by such ADSs.

In connection with the filing of the Prospectus Supplement, the Company is filing legal opinions of its counsel, Cooley (UK) LLP and Cooley LLP, regarding the legality of the securities being registered, which opinions are attached as Exhibit 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of March 17, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee.
5.1	Opinion of Cooley (UK) LLP.
5.2	Opinion of Cooley LLP.
23.1	Consent of Cooley (UK) LLP (included in Exhibit 5.1).
23.2	Consent of Cooley LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCORE HOLDINGS PLC

Dated: March 17, 2025	By:	/s/ Bahija Jallal, Ph.D.
		Name:	Bahija Jallal, Ph.D.
		Title:	Chief Executive Officer